UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021 (May 7, 2021)

BLADE AIR MOBILITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39046	84-1890381
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 East 34th Street

New York, NY 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 967-1009

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing  is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BLDE	The Nasdaq Stock Market
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BLDEW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Blade Air Mobility, Inc., a Delaware corporation (the “Company”), filed on May 13, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report).

This Amendment No. 1 is being filed to (i) include (A) the unaudited condensed consolidated financial statements of Blade Urban Air Mobility, Inc., a Delaware corporation (“BUAM”), as of March 31, 2021 and for the three months and six months ended March 31, 2021 and 2020 and (B) Management’s Discussion and Analysis of Financial Condition and Results of Operations of BUAM for the three months ended March 31, 2021 and 2020 and for the six months ended March 31, 2021 and 2020; (ii) amend Item 2.01 Completion of Acquisition or Disposition of Assets to revise certain amounts reported under Security Ownership of Certain Beneficial Owners and Management; and (iii) correct a formatting error in our unaudited pro forma condensed combined financial information for the year ended September 30, 2020 and for the three months ended December 31, 2020, which were filed with the Original Report. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” in the Original Report is incorporated into this Item 2.01 by reference.

The Merger was approved by EIC’s stockholders at a special meeting of the EIC’s stockholders held on May 5, 2021 (the “Special Meeting”). At the Special Meeting, 19,442,673 shares of the EIC’s Common Stock were voted in favor of the proposal to approve the Merger, 1,087,824 shares of EIC’s Common Stock were voted against the proposal to approve the Merger and holders of 35,420 shares of EIC’s Common Stock abstained from voting on the proposal to approve the Merger. In connection with the Closing, 3,596,979 shares of EIC Class A Common Stock were redeemed at a per price share of approximately $10.07. The Merger was completed on May 7, 2021.

In addition, in connection with the Closing, all of the 6,875,000 outstanding shares of EIC Class B Common Stock held by the Sponsor (the “Founder Shares”) were converted into shares of New Blade Class A Common Stock on a one-for-one basis.

FORM 10 INFORMATION

Prior to the Closing, EIC was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, EIC became a holding company whose only assets consist of equity interests in Blade.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated herein include forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on management’s current beliefs and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Although we believe our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. When used in this Current Report on Form 8-K, the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain such identifying words.

Forward-looking statements contained in this Current Report on Form 8-K and the documents incorporated by reference herein include, but are not limited to, statements about our ability to:

•	realize the benefits expected from the Merger;
•	execute our geographic expansion strategy;
•	achieve the expected revenue growth and effectively manage growth;
•	achieve and maintain profitability in the future;
•	innovate and expand our technological leadership;

•	increase our service offerings and price optimization;
•	effectively promote our brand and increase brand awareness;
•	enhance future operating and financial results;
•	acquire and protect intellectual property;
•	attract, train and retain key personnel, including sales and customer service personnel;
•	acquire and integrate other companies and technologies;
•	remediate material weakness in internal control over financial reporting;
•	comply with laws and regulations applicable to our business;
•	successfully defend litigations; and
•	successfully deploy the proceeds from the Merger and PIPE Investment.

Forward-looking statements are not guarantees of future performance. You should not place undue reliance on these statements, which speak only as of the date of this Current Report on Form 8-K. You should understand that the following important factors, in addition to those discussed under the heading “Risk Factors” in the Proxy Statement/Prospectus/Consent Solicitation Statement and elsewhere, could affect our future results and could cause those results or other outcomes to differ material from those expressed or implied in the forward-looking statements included or incorporated by reference in this Current Report on Form 8-K:

•	risks related to disruption of management’s time from ongoing business operations due to the Merger;
•	risks of the air mobility and transportation industries;
•	litigation, complaints or adverse publicity;
•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;
•	the availability, or lack thereof, of new technologies in the aerospace community, such as Electric Vertical Aircraft (“EVA”, or as it’s otherwise known, Electrical Vertical Take-Off and Landing aircraft (“eVTOL”));
•	the duration and severity of the COVID-19 pandemic;
•	the availability and performance of third-party operators;
•	technological disruptions, privacy or data breaches, the loss of data or cyberattacks; and
•	the ability to compete successfully with new market participants.

These and other factors that could cause actual result to differ from those implied by the forward looking statements included or incorporated by reference in this Current Report on Form 8-K are more fully described under the heading “Risk Factors” and elsewhere in the Proxy Statement/Prospectus/Consent Solicitation Statement and the documents incorporated by reference in this Current Report on Form 8-K. The risks described under the heading “Risk Factors” in the Proxy Statement/Prospectus/Consent Solicitation Statement are not exhaustive. Other sections of this Current Report on Form 8-K and the documents incorporated by reference in this Current Report on Form 8-K describe additional factors that could adversely affect our business, financial condition and results of operations.

New risks emerge from time to time and it is not possible to predict all such risks, nor can we assess the impact of those risks on our business or the extent to which any risk or combination of risks may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Market, ranking and industry data used throughout the Proxy Statement/Prospectus/Consent Solicitation Statement and the documents incorporated by reference in this Current Report on Form 8-K are based on the good faith estimates of our management, which in turn are based upon our management’s review of internal surveys, independent industry surveys and publications, including reports by third party research analyses and publicly available information. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we are not aware of any misstatements regarding the industry data presented herein or therein, our estimates involved risks and uncertainties and are subject to change based on various factors, including those discussed under the headings “Risk Factors” and “Blade’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Proxy Statement/Prospectus/Consent Solicitation Statement.

Business and Properties

The business and properties of EIC and Blade prior to the Merger are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections titled “Information About EIC” beginning on page 167 and “Information About Blade” beginning on page 205, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Risk Factors” beginning on page 44, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical financial information of Blade for the years ended September 30, 2020 and 2019 and the three months ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Blade’s Selected Historical Consolidated Financial Information” beginning on page 149 and are incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended September 30, 2020 and for the three months ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of Blade prior to the Merger is included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Blade’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 194, and attached as Exhibit 99.2, both of which are incorporated herein by reference.

Executive Compensation

Information with respect to the executive compensation of the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Executive Compensation of EIC Following the Business Compensation” beginning on page 188, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to New Blade regarding the beneficial ownership of New Blade’s Class A Common Stock as of May 7, 2021, after giving effect to the Closing and the PIPE Investment, by:

•	each person who is known by New Blade to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of New Blade’s Class A Common Stock;

•	each current executive officer and director of New Blade; and

•	all current executive officers and directors of New Blade, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. The beneficial ownership percentages set forth in the table below are based on 69,213,195 shares of New Blade Class A Common Stock issued and outstanding as of May 7, 2021 (after giving effect to the Closing and the PIPE Investment). Except as specified below, the table below excludes an aggregate of 23,856,493 shares of New Blade Class A Common Stock issuable upon the exercise of any vested Blade Options or the exercise of New Blade Warrants.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned New Blade Class A Common Stock.

Name of Beneficial Owners(1)	Number of Shares of Class A Common Stock Beneficially Owned(2)	Percentage of Outstanding Class A Common Stock
5% Stockholders:
Experience Sponsor LLC(3)	13,880,000	18.7%
Robert S. Wiesenthal(4)	10,108,983	13.6%
HG Vora Capital Management, LLC(5)	7,876,453	11.4%
Colony Capital, Inc.(6)	5,153,835	7.4%
David Zaslav(7)	3,082,262	4.5%
Executive Officers and Directors:
Eric Affeldt(8)	-	-
Jane Garvey	-	-
Kenneth Lerer(9)	1,235,349	1.8%
Susan Lyne	-	-
Edward Philip(8)	-	-
David Zaslav(7)	3,082,262	4.5%
Robert S. Wiesenthal(4)	10,108,983	13.6%
William A. Heyburn(10)	935,489	1.3%
Melissa M. Tomkiel(11)	1,495,937	2.1%
Amir Cohen	-	-
Brandon Keene(12)	520,524	* %
All directors and executive officers as a group (11 individuals)(13)	17,378,544	22.6%

*	Indicates less than 1 percent.

(1)	Unless otherwise noted, the business address for each executive officer and director of New Blade is 499 East 34th Street, New York, NY 10016.

(2)	The beneficial ownership of New Blade as of May 7, 2021 is based on shares of New Blade Class A Common Stock outstanding as of such date.

(3)	Includes 8,880,000 shares of New Blade Class A Common Stock and Private Placement Warrants exercisable for 5,000,000 shares of New Blade Class A Common Stock. Steele ExpCo Holdings, LLC, a Delaware limited liability company, is the managing member and 100% owner of Experience Sponsor LLC. KSL Capital Partners V GP, LLC, a Delaware limited liability company, is the managing member of Steele ExpCo Holdings, LLC. Eric Charles Resnick is the managing member of KSL Capital Partners V GP, LLC. As such, Steele ExpCo Holdings, LLC, KSL Capital Partners V GP, LLC and Mr. Resnick may be deemed to have or share voting and dispositive power of the stock held directly by Experience Sponsor LLC. In addition, Steele ExpCo Holdings, LLC beneficially owns 2,005,000 additional shares of New Blade Class A Common Stock through the consummation of the PIPE Investment. Mr. Resnick disclaims beneficial ownership of these shares except to the extent of his individual pecuniary interest in such shares, directly or indirectly. The address for each entity is c/o KSL Capital Partners, 100 St. Paul Street, Suite 800, Denver, Colorado 80206.

(4)	Interests shown consist of 4,922,588 shares of New Blade Class A Common Stock and vested Blade Options exercisable for an aggregate of 5,186,395 shares of New Blade Class A Common Stock.

(5)	Includes 2,500,000 shares of New Blade Class A Common Stock, and also includes 5,376,453 shares of New Blade Class A common stock purchased in the PIPE Investment or received in exchange for shares of Blade Preferred Stock by HG Vora Capital Management, LLC. Panag Vora is the managing member of HG Vora Capital Management, LLC, and as such may be deemed to have voting and dispositive power of the New Blade Class A Common Stock held by HG Vora Capital Management, LLC. The business address for this investor is 330 Madison Avenue, 20th floor, New York, NY 10017.

(6)	Interests shown consist of 5,153,835 shares of New Blade Class A Common Stock held by ColPE Blade Investor, LLC, an indirect wholly-owned subsidiary of Colony Capital Operating Company, LLC. Colony Capital Operating Company, LLC is the beneficial owner of shares held by ColPE Blade Investor, LLC. Colony Capital, Inc. is the managing member and 90% owner of Colony Capital Operating Company, LLC, and as such may be deemed to share voting and dispositive power of the New Blade Class A Common Stock held by ColPE Blade Investor, LLC. The business address for Colony Capital, Inc. is 750 Park of Commerce Drive, Suite 210, Boca Raton, Florida 33487.

(7)	Interests shown consist of 3,082,262 shares of New Blade Class A Common Stock, which includes 100,000 shares purchased in the PIPE Investment, held by Snickers Holdings LLC. Mr. Zaslav, one of the members of the New Blade Board, is the managing member of Snickers Holdings LLC. The business address for this investor is 115 Central Park West #17C, New York, NY 10023.

(8)	Messrs. Affeldt, Witherow, Pastor and Philip each have an economic interest (or deemed economic interest) in shares of New Blade Class A Common Stock and/or Private Placement Warrants through their respective ownership of membership interests in Experience Sponsor LLC, but do not beneficially own any shares of New Blade Class A Common Stock or Private Placement Warrants. The indirect ownership interest via Experience Sponsor LLC is reflected solely under the rows for Experience Sponsor LLC. The economic interests (or deemed economic interests) of these individuals in the Class A common stock and/or Private Placement Warrants held by Experience Sponsor LLC are as shown below:

	Class A Common Stock	Private Placement Warrants
Eric Affeldt	605,250	350,000
Brian C. Witherow	50,000	-
Rafael Pastor	50,000	-
Edward Philip	50,000	-

(9)	Interests shown consist of: 50,960 shares of New Blade Class A Common Stock held by Mr. Lerer, 111,500 shares of New Blade Class A Common Stock held by Lerer Investments II LLC, 373,988 shares of New Blade Class A Common Stock held by Lerer Hippeau Ventures Select Fund, LP and 698,901 shares of New Blade Class A Common Stock held by Lerer Hippeau Ventures V, LP. Mr. Lerer, who is a member of the New Blade Board, is the Managing Member of each of the investors, and may be deemed to beneficially own all of the shares of New Blade Class A Common Stock held by Lerer Investments II LLC, Lerer Hippeau Ventures Select Fund, LP and Lerer Hippeau Ventures V, LP. The business address for each of the investors is 100 Crosby Street, Suite 201, New York, NY 10012.

(10)	Interests shown consist of 218,402 shares of New Blade Class A Common Stock held and 717,087 shares of New Blade Class A Common Stock issuable upon the exercise of vested Blade Options.

(11)	Interests shown consist of 221,925 shares of New Blade Class A Common Stock held and 1,274,012 shares of New Blade Class A Common Stock issuable upon the exercise of vested Blade Options.

(12)	Interests shown consist of 10,920 shares of New Blade Class A Common Stock held and 509,604 shares of New Blade Class A Common Stock issuable upon the exercise of vested Blade Options.

(13)	Interests shown consist of 9,691,446 shares of New Blade Class A Common Stock held and 7,687,098 shares of New Blade Class A Common Stock issuable upon the exercise of vested Blade Options.

Directors and Executive Officers

Except as disclosed below, information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Management After the Business Combination” beginning on page 183, which is incorporated herein by reference.

In connection with the consummation of the Merger, each of EIC’s officers and directors tendered their resignations, except that Eric Affeldt and Edward Philip remained as directors of New Blade.

Directors

Effective as of immediately prior to the Effective Time, in connection with the Merger, the size of the Board was increased from five members to seven members. Effective as of immediately prior to the Effective Time, Eric Affeldt, Jane Garvey, Susan Lyne, Edward Philip and David Zaslav were appointed to serve as directors of New Blade. John Borthwick and Justin Chang resigned as directors of the New Blade. Kenneth Lerer and Robert S. Wiesenthal are continuing to serve as a directors of New Blade. Messrs. Philip and Zaslav were appointed to serve as Class I directors, with terms expiring at New Blade’s annual meeting of stockholders following the Closing; Messrs. Affeldt and Lerer were appointed to serve as Class II directors, with terms expiring at New Blade’s second annual meeting of stockholders following the Closing; and Ms. Garvey, Ms. Lyne and Mr. Wiesenthal were appointed to serve as Class III directors, with terms expiring at New Blade’s third annual meeting of stockholders following the Closing. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Management After the Business Combination” beginning on page 183, which is incorporated herein by reference.

Independence of Directors

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that each of Eric Affeldt, Jane Garvey, Kenneth Lerer, Susan Lyne, Edward Philip and David Zaslav is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act.

Committees of the Board of Directors

Effective as of as of the Effective Time, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time, the Board appointed Mr. Philip, Ms. Garvey and Ms. Lyne to serve on the Audit Committee, with Mr. Philip as chairperson and the audit committee financial expert. The Board appointed Ms. Lyne, Mr. Philip, Mr. Lerer and Mr. Affeldt to serve on the Compensation Committee, with Ms. Lyne as chairperson. Ms. Garvey, Mr. Zaslav and Mr. Affeldt were appointed to serve on the Nominating and Corporate Governance Committee, with Ms. Garvey as chairperson.

Executive Officers

On May 7, 2021, the Board appointed Amir Cohen as Chief Accounting Officer of the Company. Each of Robert S. Wiesenthal, our Chief Executive Officer, Melissa M. Tomkiel, our President and General Counsel, William A. Heyburn, our Chief Financial Officer and Brandon Keene, our Chief Technology Officer, remained as executive officers of New Blade after consummation of the Merger.

Amir Cohen has served as our Chief Accounting Officer since May 2021. Prior to Blade, Mr. Cohen served in various capacities at WPP plc, a multinational communications and advertising company, most recently as Senior Vice President of Finance for its Wunderman Thompson network. Prior to WPP, Mr. Cohen was a Manager at PricewaterhouseCoopers in New York. Mr. Cohen is a Certified Public Accountant, holds an M.B.A. from New York University, and a B.A. in Economics and Accounting from The Hebrew University in Jerusalem.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of EIC and Blade are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 241, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections titled “Information about EIC - Legal Proceedings” on page 174 and “Information About Blade-Legal Proceedings” on page 217, which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the business combination, EIC’s Class A Common Stock, warrants and units (consisting of one share of Class A Common Stock and onethird of a warrant) were quoted on The Nasdaq Capital Market under the symbols “EXPC,” “EXPCW” and “EXPCU,” respectively. At the Effective Time, the units automatically separated into the component securities and, as a result, no longer trade as a separate security. On May 10, 2021, New Blade’s Class A Common Stock and New Blade Warrants began trading on The Nasdaq Global Market under the symbols “BLDE” and “BLDEW,” respectively.

As of the Closing Date and following completion of the Merger (and after giving effect to the Closing and the PIPE Investment), New Blade had 78,903,021 shares of New Blade Class A Common Stock issued and outstanding held of record by 78 holders and 14,166,667 New Blade Warrants, each exercisable for one share of New Blade’s Class A Common Stock at a price of $11.50 per share, held of record by one holder.

The information set forth in the section titled “Price Range of Securities and Dividends” on page 234 of the Proxy Statement/Prospectus/Consent Solicitation Statement is incorporated herein by reference.

Recent Sales of Unregistered Securities

The information set forth in the “Introductory Note” above and under Item 3.02 of this Current Report on Form 8-K with respect to the issuance of the PIPE Shares pursuant to the PIPE Investment is incorporated herein by reference. The PIPE Shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. The subscribers to the PIPE Investment are accredited investors as defined in Rule 501 of Regulation D.

In May 2019, the Sponsor purchased an aggregate of 7,187,500 shares (the “Founder Shares”) of EIC’s Class B common stock for an aggregate purchase price of $25,000 (up to 937,500 of which were subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ option to purchase additional EIC units was exercised).

The number of Founder Shares issued was determined based on the expectation that the Founder Shares would represent 20% of EIC’s outstanding shares of common stock upon completion of EIC’s initial public offering. On September 17, 2019, as a result of the underwriters’ election to partially exercise their option to purchase additional units, 312,500 Founder Shares were forfeited and 625,000 Founder Shares are no longer subject to forfeiture, resulting in an aggregate of 6,875,000 Founder Shares that were issued and outstanding. The Founder Shares automatically converted into shares of New Blade’s Class A Common Stock upon the consummation of the Merger. The Founder Shares were issued in connection with EIC’s organization pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. The Sponsor is an accredited investor for purposes of Rule 501 of Regulation D.

Simultaneously with the consummation of the EIC initial public offering, the Sponsor entered into a purchase agreement with EIC to purchase from EIC an aggregate of 5,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per warrant for an aggregate purchase price of $7,500,000. Each Private Placement Warrant is exercisable to purchase one whole share of New Blade’s Class A Common Stock at $11.50 per share, subject to adjustment as provided in the warrant agreement attached as Exhibit 4.3 hereto and incorporated herein by reference.

Description of Registrant’s Securities

Common Stock

A description of New Blade’s Class A Common Stock is included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Description of EIC’s Securities” beginning on page 218, which is incorporated herein by reference.

Warrants

Public Warrants

A description of New Blade’s public shareholders’ warrants is included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Description of EIC’s Securities - Warrants” beginning on page 218, which is incorporated herein by reference.

Private Placement Warrants

A description of New Blade’s private placement warrants is included in the Proxy Statement/Prospectus/Consent Solicitation Statement, in the section titled “Description of EIC’s Securities - Warrants” beginning on page 218, which is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K, as amended, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Blade Urban Air Mobility, Inc., a Delaware corporation, as of March 31, 2021 and for the three months and six months ended March 31, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of BUAM for the three months ended March 31, 2021 and 2020.

(b)	Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited consolidated financial statements of BUAM as of March 31, 2021 and September 30, 2020 and for the six months ended March 31, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of BUAM for the three months ended March 31, 2021 and 2020 and for the six months ended March 31, 2021 and 2020.
99.3	Unaudited pro forma condensed consolidated combined financial information of Blade Air Mobility, Inc. for the year ended September 30, 2020 and for the three months ended December 31, 2020.
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLADE AIR MOBILITY, INC.

	By:	/s/ Melissa M. Tomkiel
	Name:	Melissa M. Tomkiel
	Title:	President and General Counsel

Date: May 17, 2021